EXHIBIT 99.7
CUSTODIAL AGREEMENT

THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the “Agreement”), dated as of February 1, 2007, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as indenture trustee (the “Indenture Trustee”) of the MSCC HELOC Trust 2007-1 (the “Issuer”), MORGAN STANLEY CREDIT CORPORATION, (together with any successor in interest or successor under the Servicing Agreement referred to below, the “Servicer”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the “Custodian”).

WITNESSETH  THAT:

WHEREAS, pursuant to the terms of a Home Equity Loan Purchase Agreement, dated as of February 1, 2007 (the “Home Equity Loan Purchase Agreement”), Morgan Stanley Credit Corporation (sometimes referred to herein as the “Seller”) desires to sell to Morgan Stanley ABS Capital I Inc. (the “Purchaser”) the Cut-off Date Loan Balances of the Initial Home Equity Loans pursuant to the terms of the Home Equity Loan Purchase Agreement together with the Related Documents on the Closing Date, and thereafter, (i) with respect to the Revolving Credit Loans, all Additional Balances created on or after the Cut-off Date prior to the occurrence of a Rapid Amortization Event, and (ii) the Cut-off Date Loan Balances of additional home equity lines of credit and additional adjustable-rate and fixed-rate closed end mortgage loans (the “Additional Home Equity Loans” and together with the Initial Home Equity Loans, the “Home Equity Loans”) together with the Related Documents on one or more dates after the Closing Date (each such date, a “Subsequent Closing Date”);

WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Home Equity Loans for the Issuer;

WHEREAS, the Custodian has agreed to receive and hold certain documents and other instruments on behalf of the Indenture Trustee delivered by the Servicer in respect of the Home Equity Loans, upon the terms and conditions and subject to the limitations hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Indenture Trustee, the Servicer and the Custodian hereby agree as follows:

ARTICLE I

Definitions

Section 1.1.  Definitions.  Capitalized terms used and not defined herein shall have the meanings assigned thereto in the Definitions contained in Appendix A to the Indenture dated as of February 1, 2007 (the “Indenture”), between MSCC HELOC Trust 2007-1, as issuer, and Wells Fargo Bank, National Association, as indenture trustee, which is incorporated by reference herein.

ARTICLE II

Custody of the Mortgage Documents

Section 2.1.  Custodian to Act as Agent; Acceptance of the Mortgage Files. The Custodian, as the duly appointed agent of the Indenture Trustee for these purposes, acknowledges receipt of the mortgage files (the "Mortgage Files") purporting to contain the Related Documents relating to each of the Home Equity Loans identified on Schedule A attached hereto (the "Home Equity Loan  Schedule") and declares that it holds and will hold the Mortgage Files, including any Mortgage File relating to each of the Additional Home Equity Loans transferred on a Subsequent Closing Date to be identified on the Subsequent Home Equity Loan Schedule attached hereto as Schedule B, as agent solely for the Indenture Trustee in trust, for the use and benefit of the Holders of the Securities and the Credit Enhancer.

Pursuant to Section 8.05 of the Indenture, the Indenture Trustee may execute instruments to release property from the Issuer, in a manner consistent with the provisions of the Indenture. In connection with the foregoing, the Indenture Trustee shall provide promptly a copy of such executed instruments to the Custodian. No party relying upon an instrument executed by the Indenture Trustee as provided in this Section 2.1 shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 2.2.  Recordation of Assignment.  If and to the extent requested to do so by the Seller, the Indenture Trustee or the Credit Enhancer, the Custodian shall complete the assignment of Mortgage in blank included in each Mortgage File in the name of the Indenture Trustee and shall deliver each such assignment to the Seller for the purpose of recording it in the appropriate public office for real property records. The Seller, at no expense to the Custodian, shall, to the extent required by and pursuant to Section 2.1(c) of the Home Equity Loan Purchase Agreement, promptly cause to be recorded in the appropriate public office for real property records each such assignment completed in favor of the Indenture Trustee and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3.  Review of the Mortgage Files.

(a)  The Custodian shall deliver to the Indenture Trustee and the Credit Enhancer, on or prior to the Closing Date, an Initial Certification in the form annexed hereto as Exhibit 1 evidencing receipt of a Mortgage File for each Initial Home Equity Loan listed on the Home Equity Loan  Schedule.  The Custodian shall deliver to the Indenture Trustee and the Credit Enhancer, on or prior to each Subsequent Closing Date (but in no event earlier than five Business Days after receipt of the Mortgage Files for the Additional Home Equity Loans), an Initial Certification in the form annexed hereto as Exhibit 1 evidencing receipt of a Mortgage File for each Additional Home Equity Loan listed on the Subsequent Home Equity Loan Schedule.

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(b)  Within 120 days of the Closing Date with respect to the Initial Home Equity Loans and within 120 days of the relevant Subsequent Closing Date with respect to the Additional Home Equity Loans, the Custodian agrees to review in accordance with the provisions of Section 2.1 of the Home Equity Loan Purchase Agreement, each of the Related Documents, and shall deliver to the Indenture Trustee and the Credit Enhancer (i) an Interim Certification in the form attached hereto as Exhibit 2 to the effect that all such documents relate to the Home Equity Loans identified on the Home Equity Loan Schedule, or Subsequent Home Equity Loan Schedule as the case may be, (based solely on the borrower’s name, property address, city and state (excluding zip code) set forth on such schedule), except for any exceptions listed on Schedule C attached to such Interim Certification and (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Notwithstanding the foregoing, the Custodian shall confirm that said documents have been executed and are appropriately endorsed in the manner called for in Section 2.1(c) of the Home Equity Loan Purchase Agreement. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Seller, Servicer, the Indenture Trustee and the Credit Enhancer and the Indenture Trustee shall enforce the applicable duties of the Seller to correct and cure such document defects pursuant to the terms of the Home Equity Loan Purchase Agreement and if the Seller fails to correct or cure the defect within a period of time specified in the Home Equity Loan Purchase Agreement and such defect materially and adversely affects the interests of the Noteholders or the Credit Enhancer in the related Home Equity Loan, as determined by the Indenture Trustee or the Credit Enhancer, the Indenture Trustee shall enforce the Seller’s obligation pursuant to the Home Equity Loan Purchase Agreement, to either repurchase such Home Equity Loan at the Repurchase Price for such Home Equity Loan or substitute an Eligible Substitute Loan.  Upon receipt of two copies (one of which will be returned to the Servicer with the related Mortgage File) of a certificate in the form of Exhibit 4 hereto from the Servicer, which shall be signed by a Servicing Officer or in a mutually agreeable electronic format which in lieu of a signature on its face will originate from a Servicing Officer, stating that the Seller has made a deposit into the Collection Account in payment for the purchase of the related Home Equity Loan  in an amount equal to the Purchase Price for such Home Equity Loan , the Custodian shall release to the Servicer the related Mortgage File.

(c)  The Custodian shall deliver to the Indenture Trustee and the Credit Enhancer a Final Certification in the form annexed hereto as Exhibit 3 (with any exceptions attached thereto) evidencing the completeness of the Mortgage Files on the first anniversary of the Closing Date.

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Upon receipt of written request from the Indenture Trustee or the Credit Enhancer, the Custodian shall as soon as practicable supply the Indenture Trustee with an exceptions list identifying all of the missing documents relating to each Mortgage File.

Section 2.4.  Notification of Breaches of Representations and Warranties.  Upon discovery by the Custodian of a breach of any representation or warranty made by (i) the Seller in the Home Equity Loan Purchase Agreement or assigned by the Seller pursuant to the Home Equity Loan Purchase Agreement or (ii) the Servicer in the Servicing Agreement or assigned by the Servicer pursuant to the Servicing Agreement, with respect to a Home Equity Loan  relating to a Mortgage File, the Custodian shall give prompt written notice to the Seller or the Servicer, as applicable, and the Credit Enhancer and the Indenture Trustee.

Section 2.5.  Custodian to Cooperate; Release of the Mortgage File.  The Servicer shall notify the Custodian of the termination of or the payment in full and the termination of any Home Equity Loan, by delivery of two copies (one of which will be returned to the Servicer with the related Mortgage Files) of a Request for Release in the form of Exhibit 4 hereto, which shall be signed by a Servicing Officer or in a mutually agreeable electronic format which in lieu of a signature on its face will originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payments which are required to be deposited pursuant to the Servicing Agreement have been or will be so deposited) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Servicer the related Mortgage File. The Servicer shall deliver to the Custodian and the Custodian agrees to accept the Credit Line Agreement and other documents constituting the Mortgage File with respect to any Eligible Substitute Loan.

From time to time as is appropriate for the servicing or foreclosure of any Home Equity Loan, the Custodian shall, upon request of the Servicer and delivery to the Custodian, with a copy to the Indenture Trustee, of two copies (one of which will be returned to the Servicer with the related Mortgage Files) of a Request for Release in the form of Exhibit 4 hereto, which shall be signed by a Servicing Officer or in a mutually agreeable electronic format which in lieu of a signature on its face will originate from a Servicing Officer release or cause to be released the related Mortgage File to the Servicer. Such Request for Release shall obligate the Servicer to return the Mortgage File to the Custodian (specified in such receipt) when the need therefor by the Servicer no longer exists unless the Home Equity Loan  shall be liquidated, in which case, upon receipt of a Request for Release of a Servicing Officer in the form of Exhibit 4, the Mortgage File shall be released to the Servicer.

With respect to any Revolving Credit Loan, in the event the Servicer modifies the existing Loan Agreement including decreasing or increasing the Credit Limit specified in the related Loan Agreement, then the Servicer shall immediately notify the Custodian of such modification and the Custodian shall cooperate with the Servicer in executing such modification.

Section 2.6.  Assumption Agreement.  In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Home Equity Loan  subject to this Agreement in accordance with the terms and provisions of the Servicing Agreement, the Servicer shall notify the Custodian and the Credit Enhancer that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

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ARTICLE III

Concerning the Custodian

Section 3.1.  Custodian a Bailee and Agent of the Indenture Trustee.  With respect to each Credit Line Agreement, Mortgage and other Related Documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Indenture Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any Person other than the Indenture Trustee and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.3(b), Section 2.2 or Section 2.5 of this Agreement, no Credit Line Agreement, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Servicer or otherwise released from the possession of the Custodian.

Section 3.2.  Indemnification.  The Servicer hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Servicer, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act, willful misconduct or bad faith on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3.  Custodian May Own Notes.  The Custodian in its individual or any other capacity may become the owner or pledgee of the Notes with the same rights it would have if it were not Custodian.

Section 3.4.  Servicer to Pay Custodian's Fees and Expense.  The Servicer covenants and agrees on behalf of the Issuer to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith.

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Section 3.5.  Custodian May Resign; Indenture Trustee May Remove Custodian.  The Custodian may resign upon 15 Business Days prior written notice to the Purchaser from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as the Custodian of the Home Equity Loans. Upon receiving such notice of resignation, the Indenture Trustee, with the consent of the Credit Enhancer, shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Servicer, and the Credit Enhancer, or promptly appoint a successor Custodian by written instrument, in triplicate, one copy of which instrument shall be delivered to the resigning Custodian, one copy to the successor Custodian and one copy to the Credit Enhancer. If the Indenture Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

The Indenture Trustee may remove the Custodian at any time for cause, based upon a material breach by the Custodian of its duties and obligations hereunder upon 15 Business Days prior written notice. In such event, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Purchaser or the Issuer.

Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall not become effective until acceptance of appointment by the successor Custodian. The Indenture Trustee shall give prompt notice to the Credit Enhancer, the Purchaser and the Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Indenture Trustee without the prior approval of the Purchaser, the Credit Enhancer and the Servicer.

As a condition to the effectiveness of a resignation by the Custodian, at least 15 calendar days before the effective date of that resignation, the Custodian must provide (x) written notice to the Purchaser of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Purchaser, all information reasonably requested by the Purchaser in order to comply with the Purchaser’s reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Custodian.

Section 3.6.  Merger or Consolidation of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, provided the successor meets the qualifications set forth in Section 3.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

At least 15 calendar days before the effective date of any merger or consolidation of the Custodian, the Custodian will provide (x) written notice to the Purchaser of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Purchaser, all information reasonably requested by the Purchaser or the Servicer on behalf of the Purchaser in order to comply with the Purchaser’s reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Custodian.

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Section 3.7.  Representations of the Custodian.  The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV

Compliance with Reg AB

The Issuer, the Servicer and the Custodian further agree as follows:

Section 4.1.  Additional Information to Be Provided by the Custodian.  For so long as the Notes are outstanding, for the purpose of satisfying the Purchaser's reporting obligation under the Exchange Act with respect to the Notes, the Custodian shall (a) notify the Purchaser in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Noteholders, and (b) provide to the Purchaser a written description of such proceedings.  Any notices and descriptions required under this Article IV shall be given no later than five Business Days prior to the Determination Date following the month in which a Responsible Officer of the Custodian has knowledge of the occurrence of the relevant event.  As of the date the Servicer files or causes the Purchaser to file each Report on Form 10-D or Form 10-K with respect to the Notes, the Custodian will be deemed to represent that any information previously provided under this Article IV, if any, is materially correct and does not have any material omissions unless the Custodian has provided an update to such information.

Section 4.2.  Report on Assessment of Compliance and Attestation:  For so long as the Purchaser or the Indenture Trustee, as applicable, is filing an annual report on Form 10-K in accordance with the Exchange Act and the rules and regulations of the Commission or a Form 15 is filed, on or before March 12 of each calendar year, commencing in 2008, the Custodian shall:

(a)  deliver to the Purchaser and the Indenture Trustee a report (in form and substance reasonably satisfactory to the Purchaser and such Indenture Trustee) regarding the Custodian’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Purchaser and the Indenture Trustee  and signed by an authorized officer of the Custodian, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 7 hereto.  The Custodian shall not, without the prior written consent of the Purchaser and the Indenture Trustee, cease to perform any of the Servicing Criteria specified on such certification; and

(b)  deliver to the Purchaser and the Indenture Trustee a report of a registered public accounting firm reasonably acceptable to the Purchaser and the Indenture Trustee that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

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The Purchaser shall make available to the Credit Enhancer a copy of the reports delivered by the Custodian pursuant to this Section.

Section 4.3.  Indemnification.  In addition, the Custodian shall indemnify and hold harmless the Purchaser and the Servicer and their officers, directors, employees, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Custodian’s obligations under this Article IV or any material misstatement or material omission contained in any information, report, certification or other material provided by the Custodian in written or electronic form pursuant to Article IV of this Agreement and Exhibits this Agreement provided by the Custodian (excluding any information, report, accountants’ letter, certification or other materials provided in written or electronic form by or on behalf of any Person other than the Custodian or any Subcontractor utilized by the Custodian) required by this Article IV, which results from negligence, bad faith or willful misconduct on the part of the Custodian in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any indemnified party, then the Custodian agrees in connection with a breach of the Custodian’s obligations under this Article IV or any material misstatement or material omission contained in any information, report, certification or other material provided in written or electronic form pursuant to Article IV of this Agreement and Exhibits to this Agreement provided by or on behalf of the Custodian (excluding any information, report, certification, accountants’ letter or other materials provided in written or electronic form by or on behalf of any Person other than the Custodian or any Subcontractor utilized by the Custodian) required by this Article IV, results from the negligence, bad faith or willful misconduct on the part of the Custodian in connection therewith that it shall contribute to the amount paid or payable by the Purchaser and the Servicer as a result of the losses, claims, damages or liabilities of the Purchaser and the Servicer in such proportion as is appropriate to reflect the relative fault of the Purchaser and the Servicer on the one hand and the Custodian on the other.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

ARTICLE V

Miscellaneous Provisions

Section 5.1.  Notices.  All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telecopy or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof unless changed by the particular party whose address is stated herein by similar notice in writing, in which case the notice will be deemed delivered when received.  Notices, requests, consents, demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder, in the case of the Credit Enhancer, shall be sent to Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Consumer  Asset-Backed Securities (MSCC HELOC Trust 2007-1), Telephone No. 212-668-0340 and Facsimile No. 212-363-1459.

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Section 5.2.  Amendments.  No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing, signed by all parties hereto and consented to by the Credit Enhancer, and neither the Indenture Trustee, the Custodian nor the Servicer shall enter into any amendment hereof except as permitted by the Indenture, the Trust Agreement or the Servicing Agreement.

SECTION 5.3.   GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 5.4.  Recordation of Agreement.  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Indenture Trustee, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Securities.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 5.5.  Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the Notes or the rights of the Holders thereof.

Section 5.6.  Third Party Beneficiary.  The Credit Enhancer is an intended third party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

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IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address: 24 Executive Park, Suite 100 Irvine, California 92614	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee By: /s/ Patricia M. Russo Name: Patricia M. Russo Title: Vice President
Address: 4909 E. 26th Street Sioux Falls, South Dakota 57110	MORGAN STANLEY CREDIT CORPORATION, as Servicer By: /s/ David L. Biannucci Name: David L. Biannucci Title: Vice President
Address: 1015 10th Avenue S.E. Minneapolis, Minnesota 55414-0031	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian By: /s/ Patricia M. Russo Name: Patricia M. Russo Title: Vice President

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STATE OF NEW YORK	)
) ss.:
COUNTY OF KINGS	)

On the 27th day of February, 2007, before me, a notary public in and for said State, personally appeared Patricia M. Russo, known to me to be a Vice President of Wells Fargo Bank, National Association one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                __/s/ Janet M. Jolley__________________________
                            Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 27th day of February, 2007, before me, a notary public in and for said State, personally appeared David L. Biannucci, known to me to be a Vice President of Morgan Stanley Credit Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                __/s/ Joanna Ferreri__________________________
                           Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF KINGS	)

On the 27th day of February, 2007, before me, a notary public in and for said State, personally appeared Patricia M. Russo, known to me to be a Vice President of Wells Fargo Bank, National Association, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                __/s/ Janet M. Jolley__________________________
                            Notary Public

[Notarial Seal]

EXHIBIT 1

FORM OF CUSTODIAN INITIAL CERTIFICATION

                __________________, 200_

Ambac Assurance Corporation
One State Street Plaza,
New York, New York 10004

MSCC HELOC Trust 2007-1
c/o Wells Fargo Bank, National Association,
      as Indenture Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045

Attention: MSCC HELOC Trust 2007-1

Re:
Custodial Agreement dated as of February 1, 2007, by and among Wells Fargo Bank, National Association as Indenture Trustee, Morgan Stanley Credit Corporation, as Servicer and Wells Fargo Bank, National Association, as Custodian.

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each [Initial Home Equity Loan] [Additional Home Equity Loan] listed in the [Home Equity Loan  Schedule] [Subsequent Home Equity Loan Schedule].

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian By:_____________________________ Name:___________________________ Title:____________________________

EXHIBIT 2

FORM OF CUSTODIAN INTERIM CERTIFICATION

                __________________, 200_

Ambac Assurance Corporation
One State Street Plaza,
New York, New York 10004

MSCC HELOC Trust 2007-1
c/o Wells Fargo Bank, National Association
      as Indenture Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045

Attention: MSCC HELOC Trust 2007-1

Re:
Custodial Agreement dated as of February 1, 2007, by and among Wells Fargo Bank, National Association as Indenture Trustee, Morgan Stanley Credit Corporation, as Servicer and Wells Fargo Bank, National Association, as Custodian.

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each [Initial Home Equity Loan] [Additional Home Equity Loan] listed in the [Home Equity Loan  Schedule] [Subsequent Home Equity Loan Schedule], and it has reviewed each Mortgage File, and has determined that it has received the following required documents, with any exceptions listed on the schedule attached hereto substantially in the form of Schedule C to the Custodial Agreement.

(i)  the original Mortgage Note endorsed without recourse in blank, by electronic signature or, with respect to any Home Equity Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii)  the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the Seller that such original Mortgage has been recorded, or a certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

(iii)  an original assignment or facsimile or pdf copy thereof (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form in blank;

(iv)  originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the public recording office in which such original intervening assignment has been recorded;

(v)  a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Home Equity Loan; and

(vi)  the (a) original policy of title insurance or (b) ownership report, if applicable (or a preliminary title report if the original title insurance policy or ownership report has not been received from the title insurance company or if a preliminary title report is the documentation required by Seller).

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian By:_____________________________ Name:___________________________ Title:____________________________

EXHIBIT 3

FORM OF CUSTODIAN FINAL CERTIFICATION

                __________________, 200_

Ambac Assurance Corporation
One State Street Plaza,
New York, New York 10004

MSCC HELOC Trust 2007-1
c/o Wells Fargo Bank, National Association
      as Indenture Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045

Attention: MSCC HELOC Trust 2007-1

Re:
Custodial Agreement dated as of February 1, 2007, by and among Wells Fargo Bank, National Association as Indenture Trustee, Morgan Stanley Credit Corporation, as Servicer and Wells Fargo Bank, National Association, as Custodian.

Ladies and Gentlemen:

In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Initial Home Equity Loan and Subsequent Home Equity Loan listed in the Home Equity Loan Schedule and Subsequent Home Equity Loan Schedule, respectively, each such Mortgage File containing:

(i)  the original Mortgage Note endorsed without recourse in blank, by electronic signature or, with respect to any Home Equity Loan  as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii)  the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the Seller that such original Mortgage has been recorded, or a certified copy of such Mortgage in the event the recording office keeps the original or if the original is lost;

(iii)  an original assignment or facsimile or pdf copy thereof (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage in recordable form or in blank;

(iv)  originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the public recording office in which such original intervening assignment has been recorded;

(v)  a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Home Equity Loan ; and

(vi)  the original policy of title insurance or ownership report, if applicable (or a preliminary title report if the original title insurance policy or ownership report has not been received from the title insurance company or if a preliminary title report is the documentation required by Seller).

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian By:_____________________________ Name:___________________________ Title:____________________________

EXHIBIT 4

FORM OF REQUEST FOR RELEASE

To:	Wells Fargo Bank, National Association
1015 10th Avenue S.E.
Minneapolis, MN 55414-0031
Attn:           Inventory Control

Re:	Custodial Agreement dated as of ____, among __________________________________ and Wells Fargo Bank, National Association, as Custodian

In connection with the administration of the Home Equity Loans held by you as Custodian for the Owner pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Home Equity Loan  described below, for the reason indicated.

Home Equity Loan  Number

Mortgagor Name, Address & Zip Code

Reason for Requesting Documents (check one):

_______                 1.      Mortgage Paid in Full

_______                 2.      Foreclosure

_______                 3.      Substitution

_______                 4.      Other Liquidation (Repurchases, etc.)

_______                  5.       Nonliquidation                                                          Reason:_____________________________

Address to which Custodian should Deliver the Custodian’s Mortgage File:	____________________________________ ____________________________________ ____________________________________

By:_______________________________________
(authorized signer)
Issuer:_____________________________________
Address:___________________________________
      _______________________________
Date:______________________________________

Custodian

Wells Fargo Bank, National Association

Please acknowledge the execution of the above request your signature and date below:

__________________________________             _________________________
Signature                                                                           Date

Documents returned to Custodian:

__________________________________             _________________________
Custodian                                                                          Date

EXHIBIT 5

DEFINITIONS

SEE APPENDIX A TO INDENTURE

EXHIBIT 6

Form of Lost Note Affidavit

Loan No:
AFFIDAVIT OF LOST NOTE

I, ____________________, being duly sworn, do hereby state under oath that:

1.	I, ____________________, as the _______________ (title) of [____________] (the “Seller”) am authorized to make this Affidavit on behalf of the Seller .

2.	The Seller is the lawful owner of amounts payable under the following described mortgage note (the “Note”):

Date:
Loan No.
Borrower(s):
Original Payee (if not the Seller):
Original Amount:
Rate of Interest (initial rate if ARM):
Address of Mortgage Property:

3.	The Seller is the lawful owner of the Note, and the Seller has not cancelled, altered, assigned, or hypothecated the Note.

4.	The Note was not located after a thorough and diligent search which consisted of the following actions: [insert actions taken]

5.
Attached hereto is a true and correct copy of (i) the Note, endorsed “Pay to the order of _____, without recourse”, and (ii) the ___Mortgage or ___Deed of Trust [place “x” in applicable space] securing the Note is recorded at  ____________________________________.

6.	This Affidavit is intended to be relied on by ___________, its successors and assigns.

7.
Seller hereby agrees that the Custodian (a) shall indemnify and hold harmless the Issuer, the Indenture Trustee and the Credit Enhancer, their successors, and assigns, against any loss, liability or damage, including reasonable attorney’s fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Lost Note Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the lost Mortgage Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the lost Mortgage Note, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone.

EXECUTED THIS _____ day of __________, 200_.

By:___________________________
Name:_________________________
Title:__________________________
Date:__________________________

EXHIBIT 7

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)
 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

SCHEDULE A

INITIAL HOME EQUITY LOAN  SCHEDULE

TO BE PROVIDED UPON REQUEST

SCHEDULE B

SUBSEQUENT HOME EQUITY LOAN  SCHEDULE

TO BE PROVIDED UPON REQUEST

SCHEDULE C

EXCEPTIONS TO INTERIM CERTIFICATE